SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K / A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 1, 2006
PFSweb, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-28275	75-2837058
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)
500 NORTH CENTRAL EXPRESSWAY
PLANO, TX 75074
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
(972) 881-2900
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)
N/A
(FORMER NAME OR ADDRESS, IF CHANGED SINCE LAST REPORT)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets
Item 9.01 Financial Statements and Exhibits
SIGNATURE
Consent of PricewaterhouseCoopers LLP
Financial Statements
Audited Financial Statements
Unaudited Pro Forma Condensed Consolidated Financial Data

Item 2.01 Completion of Acquisition or Disposition of Assets
As previously reported, on February 1, 2006, PFSweb, Inc. (“PFSweb”), Red Dog Acquisition Corp., a newly-formed wholly-owned subsidiary of PFSweb (“Merger Sub”), and eCOST.com, Inc. (“eCOST”) consummated the transactions contemplated by the Agreement and Plan of Merger dated as of November 29, 2005 (the “Merger Agreement”), pursuant to which, among other things, effective as of February 1, 2006, Merger Sub was merged (the “Merger”) with and into eCOST, with eCOST remaining as the surviving corporation and a wholly-owned subsidiary of PFSweb. As of February 1, 2006, each of the 18,858,132 issued and outstanding shares of common stock of eCOST have been converted into the right to receive one share of common stock of PFSweb.
The foregoing description of the Merger and Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement filed as Exhibit 2.1 to the Current Report on Form 8-K filed by PFSweb on November 30, 2005.
This Form 8-K/A amends the current report on Form 8-K filed on February 1, 2006, to include Item 9.01(a) Financial Statements of the Acquired Business and Item 9.01(b) Pro Forma Financial Information.
Item 9.01 Financial Statements and Exhibits
(a)	Financial statements of business acquired.

Financial Statements of eCOST.com, Inc. as of September 30, 2005 (unaudited) and December 31, 2004, and for the three and nine months ended September 30, 2005 (unaudited) and the three and nine months ended September 30, 2004 (unaudited) filed as Exhibit 99.1 herewith.

Audited Financial Statements of eCOST.com, Inc. as of and for the fiscal years ended December 31, 2004, December 31, 2003 and December 31, 2002 filed as Exhibit 99.2 herewith.

(b)	Pro forma financial information

Unaudited Pro Forma Condensed Consolidated Financial Data of PFSweb and eCOST as of September 30, 2005 and for fiscal year ended December 31, 2004 and the nine months ended September 30, 2005 filed as Exhibit 99.3 herewith.

(c)	Exhibits

23.1	Consent of PricewaterhouseCoopers LLP

99.1	Financial Statements of eCOST.com, Inc. as of September 30, 2005 (unaudited) and December 31, 2004, and for the three and nine months ended September 30, 2005 (unaudited) and the three and nine months ended September 30, 2004 (unaudited).

99.2	Audited Financial Statements of eCOST.com, Inc. as of and for the fiscal years ended December 31, 2004, December 31, 2003 and December 31, 2002.

99.3	Unaudited Pro Forma Condensed Consolidated Financial Data of PFSweb and eCOST as of September 30, 2005 and for fiscal year ended December 31, 2004 and the nine months ended September 30, 2005.

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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PFSweb, Inc.

Dated: February 14, 2006	By:	/s/ THOMAS J. MADDEN
Thomas J. Madden
Executive Vice President,
Chief Financial and
Accounting Officer

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Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP

99.1	Financial Statements of eCOST.com, Inc. as of September 30, 2005 (unaudited) and December 31, 2004, and for the three and nine months ended September 30, 2005 (unaudited) and the three and nine months ended September 30, 2004 (unaudited).

99.2	Audited Financial Statements of eCOST.com, Inc. as of and for the fiscal years ended December 31, 2004, December 31, 2003 and December 31, 2002.

99.3	Unaudited Pro Forma Condensed Consolidated Financial Data of PFSweb and eCOST as of September 30, 2005 and for fiscal year ended December 31, 2004 and the nine months ended September 30, 2005.

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